QuickLinks -- Click here to rapidly navigate through this document

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 October 29, 2007

THE COCA-COLA COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        As previously disclosed, effective January 1, 2007, The Coca-Cola Company (the "Company") made certain changes to its operating structure. The Company combined the Eurasia and Middle East Division, and the Russia, Ukraine and Belarus Division, both of which had previously been included in the North Asia, Eurasia and Middle East operating segment, with the India Division, which had previously been included in the East, South Asia and Pacific Rim operating segment, to form the Eurasia operating segment; and combined the China Division and the Japan Division, both of which had previously been included in the North Asia, Eurasia and Middle East operating segment, with the remainder of the East, South Asia and Pacific Rim operating segment to form the Pacific operating segment. As a result, beginning with the first quarter of 2007, the Company's operating structure consists of the following operating segments: Africa, Eurasia, European Union, Latin America, North America, Pacific, Bottling Investments and Corporate.

        The Company is filing this Current Report on Form 8-K to revise historical operating segment information contained in the Annual Report on Form 10-K for the year ended December 31, 2006 (the "2006 Form 10-K") to correspond with the Company's current reportable operating segments and to reflect certain immaterial adjustments to segment-related information. Exhibit 99.1 hereto and incorporated by reference herein contains Items from the 2006 Form 10-K, updated to reflect revised operating segment information. The Company's Quarterly Reports on Form 10-Q for the periods ended March 30, 2007, June 29, 2007, and September 28, 2007 reflect the Company's currently reportable operating segments.

        The updates to the 2006 Form 10-K relate solely to the presentation of operating segment-specific information as described above and do not affect the Company's previously reported consolidated financial condition, results of operations or cash flows. All other information in the 2006 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2006 Form 10-K with the Securities and Exchange Commission. For material developments since the filing of the 2006 Form 10-K, refer to the Company's Quarterly Reports on Form 10-Q for the periods ended March 30, 2007, June 29, 2007, and September 28, 2007.

Item 9.01(d).	Financial Statements and Exhibits.
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1
Items from Annual Report on Form 10-K for the year ended December 31, 2006, updated to reflect revised operating segment information: Part I, "Item 1. Business;" Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;" Part II, "Item 8. Financial Statements and Supplementary Data."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: October 29, 2007	By:	/s/ HARRY L. ANDERSON Harry L. Anderson Vice President and Controller

Exhibit Index

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Items from Annual Report on Form 10-K for the year ended December 31, 2006, updated to reflect revised operating segment information: Part I, "Item 1. Business;" Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;" Part II, "Item 8. Financial Statements and Supplementary Data."

QuickLinks

SIGNATURES
Exhibit Index